UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023 (May 29, 2023)

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-34374	54-1873198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6862 Elm Street Suite 320
McLean, Virginia	22101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 373-0200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AAIC	New York Stock Exchange
7.00% Series B Cumulative Perpetual Redeemable Preferred Stock	AAIC PrB	New York Stock Exchange
8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AAIC PrC	New York Stock Exchange
6.000% Senior Notes due 2026	AAIN	New York Stock Exchange
6.75% Senior Notes due 2025	AIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On May 30, 2023, Arlington Asset Investment Corp., a Virginia corporation (“Arlington”), and Ellington Financial Inc., a Delaware corporation (“Ellington”), issued a joint press release announcing the execution of a definitive Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 29, 2023, by and among Arlington, Ellington, EF Merger Sub Inc., a Virginia corporation (“Merger Sub”), and, solely for the limited purposes set forth therein, Ellington Financial Management LLC, a Delaware limited liability company. Under the terms and subject to the conditions set forth in the Merger Agreement, Arlington will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Ellington (such transaction, the “Merger”). A copy of the joint press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint Press Release, dated May 30, 2023, issued by Arlington Asset Investment Corp. and Ellington Financial Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Additional Information and Where to Find It

This communication relates to the proposed Merger pursuant to the terms of the Merger Agreement. In connection with the proposed Merger, Ellington expects to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a prospectus of Ellington and a proxy statement of Arlington. Ellington and Arlington also expect to file with the SEC other documents regarding the Merger. The Merger will be submitted to the shareholders of Arlington for their consideration. The definitive proxy statement/prospectus will be sent to the shareholders of Arlington, and will contain important information regarding the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY ELLINGTON AND ARLINGTON WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELLINGTON, ARLINGTON AND THE PROPOSED MERGER. Investors and security holders may obtain copies of these documents free of charge (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Ellington with the SEC are also available free of charge on Ellington’s website at www.ellingtonfinancial.com. Copies of the documents filed by Arlington with the SEC are also available free of charge on Arlington’s website at www.arlingtonasset.com.

Participants in the Solicitation Relating to the Merger

Ellington, Arlington and certain of their respective directors and executive officers and certain other affiliates of Ellington and Arlington may be deemed to be participants in the solicitation of proxies from the common shareholders of Arlington in respect of the proposed Merger. Information regarding Arlington and its directors and executive officers and their ownership of common stock of Arlington can be found in Arlington’s annual report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023, and May 1, 2023, respectively. Information regarding Ellington and its directors and executive officers and their ownership of common stock of Ellington can be found in Ellington’s annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023, and in its definitive proxy statement relating to its 2023 annual meeting of stockholders, filed with the SEC on April 6, 2023. Additional information regarding the interests of such participants in the Merger will be included in the proxy statement/prospectus and other relevant documents relating to the proposed Merger when they are filed with the SEC. These documents are available free of charge on the SEC’s website and from Ellington or Arlington, as applicable, using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Ellington and Arlington intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding Ellington and Arlington include, but are not limited to, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Ellington’s and Arlington’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approval from Arlington’s shareholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of Ellington and Arlington management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that Ellington’s and Arlington’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of Ellington’s or Arlington’s common stock; the availability of suitable investment or disposition opportunities; changes in interest rates, interest rate spreads, the yield curve and prepayment rates; the availability and terms of financing; general economic conditions; market conditions; inflationary pressures on the capital markets and the general economy; legislative and regulatory changes that could adversely affect the businesses of Ellington and Arlington; risks relating to the uncertainty and economic impact of a resurgence of the COVID-19 pandemic or other public health emergencies; and other risks and uncertainties affecting Ellington and Arlington, including those described from time to time under the caption “Risk Factors” and elsewhere in Ellington’s and Arlington’s SEC filings and reports, including Ellington’s annual report on Form 10-K for the year ended December 31, 2022, Arlington’s annual report on Form 10-K for the year ended December 31, 2022, as amended, and other filings and reports by either company. Moreover, other risks and uncertainties of which Ellington or Arlington are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Ellington or Arlington on their respective websites or otherwise. Neither Ellington nor Arlington undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
Date: May 30, 2023

	By:	/s/ Richard E. Konzmann
	Name:	Richard E. Konzmann
	Title:	Executive Vice President, Chief Financial Officer and Treasurer